Exhibit 10.2(b)

Schedule identifying Split-Dollar Agreements covering executive officers
(or former executive officers) or employees of The Park National Bank who are also directors or executive officers (or former executive officers who are “named executive officers” for purposes of Item 402 of SEC
Regulation S-K) of Park National Corporation, which Split-Dollar
Agreements are identical to the Split-Dollar Agreement, dated
May 17, 1993, between William T. McConnell and The Park National Bank

The following individuals entered into the Split-Dollar Agreements identified below, which Split-Dollar Agreements are identical to the Split-Dollar Agreement, dated May 17, 1993, between William T. McConnell, Chairman of the Executive Committee of the Board of Directors and a director of each of Park and The Park National Bank (“Park National Bank”), and Park National Bank, filed as Exhibit 10(f) to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):

Name and Positions Held With Park and Park National Bank	Date of Split- Dollar Agreement	Subsidiary of Park which is Party to Split-Dollar Agreement

C. Daniel DeLawder - Chairman of the Board, Chief Executive Officer and a director of each of Park and Park National Bank	May 26, 1993	Park National Bank

David L. Trautman - President, Secretary and a director of Park; President and a director of Park National Bank	September 23, 1993	Park National Bank

John W. Kozak - Former Chief Financial Officer of Park; Former Senior Vice President and Chief Financial Officer and a former director of Park National Bank (1)	June 2, 1993	Park National Bank

(1)    Effective December 19, 2012, Mr. Kozak retired from his positions as Chief Financial Officer of Park and as Senior Vice President, Chief Financial Officer and a director of Park National Bank. As of the filing date of the Annual Report on Form 10-K of Park for the fiscal year ended December 31, 2012, Mr. Kozak is a “named executive officer” for purposes of Item 402 of SEC Regulation S-K.